AS OF DECEMBER 31, 2010

AMERICAN ISRAELI
SHARED VALUES FUND

Investment Strategy

The Fund's manager, AmerIsrael Capital Management, LLC, employs a fundamental investment process for selecting stocks. The process aims to find sound businesses operating with little or no debt and led by a tenured and experienced management team. Many Israeli companies tend to be very conservatively financed with little or no debt and a great many have substantial levels of cash assets on their balance sheets.

The Fund manager looks for companies that are generating annual increases in earnings and cash flow. Especially important are companies that are generating free cash flow. The Fund manager seeks companies that are growing organically as opposed to achieving growth through acquisitions. Even if a company satisfies all of those criteria, the valuation must also be attractive. Generally a stock is purchased only if the Fund manager believes that there is at least 20% upside potential from the current stock price over the next twelve months.

Stocks in the portfolio are monitored constantly to determine if they are still an appropriate holding. Reasons to sell a stock would include the stock reaching its target price or a change in company fundamentals.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund's prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund's prospectus by calling 212.327.1345 or visiting www.AISHX.com.

Not FDIC-Insured May Lose Value
No Bank Guarantee

Investment Objectives

The American Israeli Shared Values Fund is an equity mutual fund that invests in the stocks of Israeli companies and American companies with an economic interest in Israel. The Fund's primary objective is to seek capital appreciation by investing in the dynamic and growing Israeli economy and stock market. The Fund's secondary objective is to benefit Israel by establishing an investment vehicle through which Americans can express their solidarity with Israel. Investing in Israeli companies benefits the country's economy by expanding the market for Israeli securities. This makes it easier for Israeli companies to raise capital and grow.

Performance as of 12/31/2010[1]	YTD 12/31/10	2009	2008	Since Inception[2] (annualized)
Shared Values Fund	**9.86%**	**43.6%**	**-45.2%**	**-4.43%**
S&P 500 Index[3]	15.06%	26.5%	-37.0%	-2.98%
Tel Aviv 100 Index[4]	14.93%	88.8%	-51.1%	0.70%
50% S&P 500, 50% TA 100 (Blended)	15.00%	57.6%	-44.1%	-0.12%

[1] *Performance data quoted represents past performance, which is no guarantee of future results.*

Market Cap Exposure

percentage of portfolio as of 12/31/2010



Large - 48.7%
Medium - 28.1%
Small - 23.2%

Top Ten Holdings**

percentage of portfolio as of 12/31/2010

Schlumberger	4.16%
Cellcom Israel, Ltd.	3.64%
Teva Pharmaceutical Industries Ltd.	3.36%
Partner Communications	3.33%
Israel Chmes Unsp/Adr	3.16%
Noble Energy, Inc.	3.03%
Nice Systems	2.96%
Thermo Fisher Scientific, Inc.	2.92%
Elron Electronic Industries	2.92%
JP Morgan Chase	2.73%

** Holdings subject to change at any time.

Fund Facts as of 12/31/2010

Ticker Symbol	AISHX
Cusip	02706P107
Inception Date	12/12/2007
Expense Ratio	1.75%
Number Holdings	50
Minimum Investment	$1,000
Min. Inv. Qualified Plans	$1,000
Sales Load	None
Fund Adviser	AmerIsrael Capital Mgt.
Median Market Cap	$6.3 billion
Cap. Gains/Dividends	Annual distribution
Fiscal Year End	November 30

Sector Weightings

percentage of portfolio as of 12/31/2010

SECTOR	%
Technology	25%
Energy	22%
Healthcare	17%
Telecom	9%
Financial	8%
Services	5%
Capital Goods	5%
Wholesale Chemicals	3%
Transportation	2%
Consumer Discretionary	2%
Utilities	1%
Real Estate	1%

Available through: Schwab, Fidelity, Ameriprise, E*Trade, Scottrade, Vanguard, Pershing, Penson, JP Morgan, Morgan Keegan, Think or Swim, OptionsXpress, RW Baird, Mesirow Financial, AB Watley and GoldK Investment Services.

212.327.1345
www.AISHX.com

Our Commitment to Israel

The American Israeli Shared Values Capital Appreciation Fund was founded on the desire to support Israel. It provides investors with a vehicle to invest in the Israeli economy and creates more liquidity in the Israeli stock market.

In addition, the Advisor to the Fund, AmerIsrael Capital Management, LLC, will donate 7% of its annual income, or a minimum of $5,000 per year, to charities, educational and research institutions in Israel. In 2009, the Advisor made donations to the Jewish National Fund (JNF), The Weizmann Institute of Science, Magen David Adom, Friends of the Israel Defense Forces, and The Hebrew University.

We welcome suggestions from shareholders related to future donations.

All of AmerIsrael Capital Management's charitable contributions are made with the portfolio manager's personal funds. The contributions do not come out of the mutual fund or from you, the Fund shareholder.

Facts about Israel

- Israel ranks number one in the world for investment in research and development as a percentage of GDP.
- Israel has more engineers per capita than any other country in the world.
- Israel leads the world in venture capital as a percentage of GDP.
- Israel has the highest rate of patent registration per capita in the world.
- Israel is a world leader in alternative energy technology, medical technology, software, communications, and agricultural technology.

Why Invest in Israel

The strong and resilient Israeli economy continues to grow. In late 2009, the country returned to positive GDP growth following a brief two quarter recession in 2008 and early 2009. The country's financial system is sound and did not experience the upheaval seen in the U.S. and other developed economies. Israel's economic output should continue to expand as a recovering global economy boosts demand for Israel's high value, high-tech goods and services.

	2005	2006	2007	2008	2009	2010
Tel Aviv-100 Index	21%	22%	38%	-50%	89%	15%
S&P 500 Index	3%	14%	4%	-39%	27%	15%
MSCI EAFE (1)	11%	11%	27%	-53%	28%	5%

Notes

[1] **Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results.** Share price, principal value and return will vary, and you may have a gain or loss when you sell your shares. All mutual funds can be affected by market and investment style risk. The Fund's investments in small and mid capitalization companies could experience greater volatility than investments in large capitalization companies. The Fund may invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

[2] Inception date: 12/12/07.

[3] S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

[4] TA 100 Index (Tel Aviv 100) is the Tel Aviv Stock Exchange's (TASE) HYPERLINK "http://www.allbusiness.com/glossaries/benchmark/4952119-1.html" benchmark index comprised of the largest 100 shares that account for more than 60% of the exchange's total market capitalization.

[5] The Fund Adviser has contractually agreed to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.75% of the Fund's average daily net assets.

The American Israeli Shared Values Capital Appreciation Fund
212.327.1345 **www.AISHX.com**